SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        November 21, 2000
                                                 -------------------------------

                                KELLWOOD COMPANY
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               (Exact name of registrant as specified in charter)


         Delaware                      001-07340                 36-2472410
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(State of other jurisdiction          (Commission             (IRS Employer
   of incorporation)                  File Number)          Identification No.)



600 Kellwood Parkway, P.O. Box 14374, Chesterfield, Missouri           63017
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code    (314) 576-3100
                                                     ---------------------------





                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.           OTHER EVENTS

         On November 21, 2000 the Company filed a press release announcing third quarter results and estimates for fourth quarter and fiscal 2001. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1     Press Release dated November 21, 2000 issued by Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2000

                          KELLWOOD COMPANY

                          By:   /s/ Thomas H. Pollihan
                                ------------------------------------------------
                                   Thomas H. Pollihan
                                   Vice President, Secretary and General Counsel